UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) July 1, 1998


                                   TELMARK LLC
                                   -----------
             (Exact name of registrant as specified in its charter)


New York                            33-70732                          16-1551523
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(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                 File Number)               Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-7935

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ITEM 5. - OTHER EVENTS


On July 1, Telmark Inc. merged into Telmark LLC. The purpose of the merger was to change the company's legal form of doing business from a New York corporation to a Delaware limited liability company.

Telmark Inc. was a wholly owned indirect subsidiary of Agway Inc. ("Agway"). Telmark LLC is also a wholly owned indirect subsidiary of Agway, and prior to the merger had no significant assets or liabilities. As part of the merger, Telmark LLC assumed all of the assets and liabilities of Telmark Inc. The change in form is part of a restructuring of Agway intended to increase the overall profitability of Agway and its subsidiaries resulting in improved cash flow.

The liabilities assumed by Telmark LLC include the debentures sold to the public by Telmark Inc. pursuant to registration statements filed with the Securities and Exchange Commission (Registration Nos. 33-84442 and 333-11205) and issued pursuant to the Indenture dated as of September 30, 1993 as amended, (the "Indenture"). The Indenture has been amended by a Supplemental Indenture dated July 1, 1998 to reflect the change of the issuer from Telmark Inc. to Telmark LLC. Previously, the Indenture had been amended to permit successors of Telmark Inc. to be both corporations and limited liability companies. Offerings of debentures to be issued under the Indenture by Telmark LLC will be separately registered with the Securities and Exchange Commission.

Telmark LLC will continue to be a separate legal entity. Inter-company charges between Telmark and Agway and Agway affiliates will not be impacted by the business restructuring. The new structure will have no effect on Telmark's operations, profitability, or cash flow.



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ITEM 7. - EXHIBITS

         4 - Instrument defining the rights of security holders, including Indentures

                  4(a) Supplemental Indenture dated June 30, 1998 between Telmark Inc. and Manufacturers and Traders Trust Company.

                  4(b) Supplemental Indenture dated July 1, 1998 between Telmark Inc., Telmark LLC and Manufacturers and Traders Trust Company.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TELMARK LLC
                                   (Registrant)





Date            July 6, 1998           By  /s/ PETER J. O'NEILL
         --------------------------        -------------------------------------
                                                Peter J. O'Neill
                                          Treasurer and Chairman of the Board
                                                  and Director
                                           (Principal Financial Officer and
                                               Chief Accounting Officer)

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